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                                                                   Exhibit 10.11

                          THIRD AMENDMENT TO REVOLVING

                          CREDIT AND SECURITY AGREEMENT
                          -----------------------------

     This THIRD AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 4th day of May, 2000, by and among RFPTRON ELECTRONICS, INC., a corporation organized under the laws of the State of Florida ("Reptron"); REPTRON ELECTRONICS OF PA, INC., a corporation organized under the laws of the State of Pennsylvania ("Reptron Pennsylvania"); LAKE SUPERIOR MERGER CORPORATION, a corporation organized under the laws of the State of Florida ("Superior"); HIBBING ELECTRONICS CORPORATION, a corporation organized under the laws of the State of Minnesota ("Hibbing"); REPTRON ACQUISITION, INC., a corporation organized under the laws of the State of Florida ("Acquisition"; Reptron, Reptron Pennsylvania, Superior, Hibbing and Acquisition, each a "Borrower" and collectively "Borrowers"); the various financial institutions listed on the signature pages hereof and their respective successors and permitted assigns which become "Lenders"; and PNC BANK, NATIONAL ASSOCIATION, a national association ("PNC"), as collateral and administrative agent for Lenders (PNC, together with its successors in such capacity, the "Agent").

                                    Recitals:
                                    ---------

     Agent, Lenders and Borrowers are parties to a certain Revolving Credit and Security Agreement dated January 8, 1999, as amended by that certain First Amendment to Revolving Credit and Security Agreement dated November 10, 1999 and as further amended by that certain Second Amendment to Revolving Credit and Security Agreement dated February 28, 2000 (as amended at any time, the "Loan Agreement") pursuant to which Lender has made certain revolving credit loans to Borrower.

     The parties desire to amend the Loan Agreement as hereinafter set forth.

     NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable Consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally boundhereby, agree as follows:

     1. Definitions. All capitalized terms used in this Amendment, unless
        ------------
otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

     2. Amendment to Loan Agreement. The Loan Agreement is hereby amended by
        ----------------------------
deleting the definitions of "Required Undrawn Availability" and "Undrawn Availability" from Section 1.2 and inserting the following in lieu thereof:

          "Required Undrawn Availability" shall mean $10,000,000.

     "Undrawn Availability" shall mean, at any date, an amount equal to (a) the Formula Amount minus (b) the sum of (i) the outstanding amount of Advances, plus (ii) all amounts due and owing to Borrowers' trade creditors which are 60 days or more past due, plus (iii) fees and expenses for which Borrowers are liable but which have not been paid or charged to Borrowers' Account.

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     3. Ratification and Reaffirmation. Each Borrower hereby ratifies and
        -------------------------------
reaffirms the Obligations, each of the Loan Documents and all of such Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

     4. Condition Precedent. The effectiveness of the amendment contained in
        --------------------
Section 2 hereof is subject to Agent's receipt, for the benefit of Lenders, of an amendment fee of $10,000 from Borrowers in immediately available funds.

     5. Acknowledgments and Stipulations. Each Borrower acknowledges and
        ---------------------------------
stipulates that the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof-, all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the security interests and liens granted by Borrowers in favor of Agent are duly perfected, first priority security interests and liens, except as permitted under the Loan Agreement; and the unpaid principal amount of the Revolving Advances on and as of the close of business on April 5, 2000, totaled $51,765,616.84.

     6. Representations and Warranties. Borrower represents and warrants to
        -------------------------------
Agent and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrowers and this Amendment has been duly executed and delivered by Borrowers; and all of the representations and warranties made by Borrowers in the Loan Agreement are true and correct on and as of the date hereof.

     7. Breach of Amendment. This Amendment shall be part of the Loan Agreement
        --------------------
and a breach of any of any representation, warranty or covenant herein shall constitute an Event of Default.

     8. Expenses of Agent and Lenders. Each Borrower agrees to pay, on demand,
        ------------------------------
all costs and expenses incurred by Agent and Lenders in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent's and Lenders' legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

     9. Effectiveness; Governing Law. This Amendment shall be effective upon
        -----------------------------
acceptance by Agent and Lenders (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

     10. Successors and Assigns. This Amendment shall be binding upon and inure
        ------------------------
to the benefit of the parties hereto and their respective successors and assigns.

          No Novation, etc. Except as otherwise expressly provided in this
          -----------------
Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

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     12. Counterparts; Telecopied Signatures. This Amendment may be executed in
         ------------------------------------
any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     13. Further Assurances. Each Borrower agrees to take such further actions
         -------------------
as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

     14. Section Titles. Section titles and references used in this Amendment
         --------
shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

     15. Release of Claims. To induce Agent and Lenders to enter into this
         ------------------
Amendment, each Borrower hereby releases, acquits and forever discharges Agent, Lenders, and all officers, directors, agents, employees, successors and assigns of Agent and Lenders, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Borrower now has or ever had against Agent or any Lender arising under or in connection with any of the Loan Documents or otherwise. Each Borrower represents and warrants to Agent and Lenders that such Borrower has not transferred or assigned to any Person any claim that such Borrower ever had or claimed to have against Agent or any Lender.

     16. Waiver of Jury Trial. To the fullest extent permitted by applicable
         ---------------------
law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal in, and delivered by their respective duly authorized officers on the date first written above.

                                        REPTRON ELECTRONICS, INC.


                                          /s/ Michael Branca
                                        ---------------------------------------
                                        Michael Branca, Chief Financial Officer

                                               [CORPORATE SEAL]

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                                        REPTRON ELECTRONICS OF PA, INC.


                                         /s/ Michael Branca
                                        ----------------------------------------
                                        Michael Branca, Vice President and Chief
                                        Financial Officer


                                        LAKE SUPERIOR MERGER CORPORATION


                                         /s/ Michael Branca
                                        ----------------------------------------
                                        Michael Branca, Vice President and Chief
                                        Financial Officer


                                        HIBBING ELECTRONICS CORPORATION


                                         /s/ Michael Branca
                                        ----------------------------------------
                                        Michael Branca, Vice President and Chief
                                        Financial Officer


                                        REPTRON ACQUISITION, INC.


                                         /s/ Michael Branca
                                        ----------------------------------------
                                        Michael Branca, Vice President and Chief
                                        Financial Officer


                                        PNC BANK, NATIONAL ASSOCIATION, as
                                        Lender and Agent


                                         /s/ Richard Muse
                                        ----------------------------------------
                                        Richard Muse, Vice President


                                        BANK OF AMERICA, N.A. f/k/a NationsBank,
                                        N.A. , as Lendert


                                         /s/ Andrew Doherty
                                        ----------------------------------------
                                        Andrew Doherty, Vice President